UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2019

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001‑36418	46‑4500216
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883‑3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of Exchange on which registered
Class A Common Stock	MC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On July 30, 2019, Moelis & Company issued a press release announcing financial results for its second quarter ended June 30, 2019.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Item 7.01    Regulation FD Disclosure

On July 30, 2019, Moelis & Company (the “Company”) updated the investor presentation available under “Events and Presentations” on the Investor Relations section of its website. The updated presentation is available using the following link: http://investors.moelis.com/event. The information in this Item 7.01 of this Form 8‑K is furnished as of the date hereof, and the Company disclaims any obligation to correct or update this information, its website or the presentation in the future. The contents of the Company’s website are not included or incorporated by reference into this Form 8‑K, and any references to such website are intended to be inactive textual references only. All information in this Item 7.01 of this Form 8‑K is furnished but not filed.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits:

Exhibit
Number	Description
99.1	Press release of Moelis & Company dated July 30, 2019.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of Moelis & Company dated July 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

	By:	/s/ Joseph Simon
		Name:	Joseph Simon
		Title:	Chief Financial Officer

Date: July 30, 2019